UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2005

BOIS D’ARC ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	000-32494	20-1268553
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street

Suite 5200

Houston, Texas 77002

(Address of principal executive offices)

(713) 228-0438

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 29, 2005, Bois d’Arc Energy, Inc. (“Bois d’Arc”) issued a press release to announce the status of Gulf of Mexico production operations after the recent Hurricane Rita and the previous Hurricane Katrina.

Bois d’Arc’s press release to announce the status of production operations after the recent Hurricane Rita and the previous Hurricane Katrina is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

  Not applicable.

(b)   Pro Forma Financial Information.

  Not applicable.

(c)   Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description
99.1	Press Release, dated September 29, 2005, regarding the Registrant’s announcement of the status of production operations after the recent Hurricane Rita and the previous Hurricane Katrina

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOIS D’ARC ENERGY, INC.

Dated: September 30, 2005	By:	/s/ Roland O. Burns
Roland O. Burns
Director, Senior Vice President,
Chief Financial Officer and Secretary